GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6, and Class P Shares

of the

Goldman Sachs GQG Partners International Opportunities Fund

(the “Fund”)

Supplement dated March 12, 2025 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2025

Goldman Sachs Asset Management, L.P. (“GSAM”), the Fund’s investment adviser, identified an error in the accounting for the accrual of foreign capital gains taxes on net unrealized capital gains relating to Indian securities, which resulted in an overstatement of the Fund’s net assets and net unrealized gains beginning on March 6, 2023. From March 6, 2023 through December 4, 2023, the error did not exceed the established threshold for reprocessing shareholder accounts under the Fund’s net asset value (“NAV”) error correction policy. As of December 5, 2023, the error exceeded this threshold, requiring reprocessing of impacted shareholder accounts. The Fund intends to reprocess shareholder transactions effected from December 5, 2023 through December 11, 2024 (the “Error Period”), which will generally include issuing additional shares to shareholders who purchased shares of the Fund during the Error Period, net of any redemption proceeds overdistributed to such shareholders. GSAM estimates that, as of March 12, 2025, the Fund under-issued approximately 8 million additional shares (currently valued at $167 million) and overdistributed approximately $69 million in excess redemption proceeds during the Error Period. The Fund has recorded a liability reflecting the current market value of the estimated future shares to be issued to the impacted shareholders and a receivable of approximately $69 million, which reflects the estimated value of overdistributed redemption proceeds. These estimates may change, however, as GSAM receives additional information, including relating to shareholder trading activity during the Error Period. As GSAM receives additional information, it will revise its estimates in accordance with generally accepted accounting principles as necessary, and any such adjustments could materially impact the NAV of the Fund when the adjustments are made.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

GQGPIOCGSTK 03-25